UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 25, 2017 (August 22, 2017)

MICROCHIP TECHNOLOGY INCORPORATED (Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address of Principal Executive Offices, Including Zip Code)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2017, our stockholders approved an amendment and restatement of our 2004 Equity Incentive Plan (“2004 Plan”) to (i) increase the number of shares of common stock authorized for issuance thereunder by 6,000,000, (ii) re-approve the material terms of the plan for purposes of Section 162(m) of the Internal Revenue Code, and (iii) make certain other changes as set forth in the amended and restated 2004 Plan. Our Board of Directors had previously approved the amendment and restatement of our 2004 Plan, subject to stockholder approval. The 2004 Plan is filed as Exhibit 10.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At our annual meeting of stockholders held on August 22, 2017, our stockholders elected each of the following individuals to serve on the Board of Directors until the next annual meeting of stockholders, or until his or her successor is duly elected and qualified.

Nominees	Votes For	Votes Against	Abstentions	Broker Non Votes
Steve Sanghi	185,149,355	7,586,220	260,888	24,017,840
Matthew W. Chapman	182,548,987	10,307,239	140,237	24,017,840
L.B. Day	174,250,361	18,616,305	129,797	24,017,840
Esther L. Johnson	190,759,396	2,092,581	144,486	24,017,840
Wade F. Meyercord	181,986,522	10,868,290	141,651	24,017,840

In addition, the following proposals were voted on and approved at the annual meeting:

1.
Proposal to approve an amendment and restatement of our 2004 Plan to (i) increase the number of shares of common stock authorized for issuance thereunder by 6,000,000, (ii) re-approve the material terms of the plan for purposes of Section 162(m) of the Internal Revenue Code, and (iii) make certain other changes as set forth in the amended and restated 2004 Plan.

	Votes For	Votes Against	Abstentions	Broker Non Votes
	183,625,585	9,127,390	243,233	24,018,095

2.	Proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018.

	Votes For	Votes Against	Abstentions	Broker Non Votes
	215,721,459	1,172,612	120,232	—

3.	Proposal to approve the compensation of our named executive officers on an advisory (non-binding) basis.

	Votes For	Votes Against	Abstentions	Broker Non Votes
	179,384,802	13,314,573	296,833	24,018,095

4.	Proposal to approve the frequency period for holding an advisory vote on the compensation of our named executives on an advisory (non-binding) basis.

	1 Year	2 Years	3 Years	Abstentions
	181,361,783	330,550	11,104,290	199,585

After consideration of the stockholder vote on Proposal 4 above, we determined to hold an advisory (non-binding) vote on the compensation of our named executives each year.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	10.1	2004 Equity Incentive Plan, as amended and restated

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2017	Microchip Technology Incorporated

By: /s/ J. Eric Bjornholt
J. Eric Bjornholt Vice President, Chief Financial Officer

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